                                                                      Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form (S-8 No. 333-39763) pertaining to the Cuno Incorporated Savings and Retirement Plan of our report dated on June 23, 2005, with respect to the financial statements and schedule of the CUNO Incorporated Savings and Retirement Plan, which appears in this Form 11-K.

                                          /s/ Fiondella, Milone & LaSaracina LLP


Manchester, Connecticut
June 28, 2005

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                                                                      Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form (S-8 No. 333-39763) of CUNO Incorporated of our report dated June 25, 2004, relating to the financial statements and schedule of the CUNO Incorporated Savings and Retirement Plan, which appears in this Form 11-K.

                                                  /s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
June 28, 2005